                                                                   EXHIBIT 10.21


                             VOTING TRUST AGREEMENT

     THIS VOTING TRUST AGREEMENT, dated as of             , 2000 (this
"Agreement"), by and among United States Trust Company of New York, as voting trustee (together with any successors, the "Voting Trustee"), GS Capital Partners III, L.P., GS Capital Partners Offshore, L.P., Goldman, Sachs & Co. Verwaltungs GmbH, and Stone Street Fund 1999, L.P., (each a "Shareholder", and collectively, the "Shareholders"), and GS Capital Partners III, L.P., as shareholders' representative (the "Shareholders' Representative").


                             W I T N E S S E T H :

     WHEREAS, each Shareholder deems it to be in its best interest to assign, transfer and vest the voting power of the number of common stock, $.01 par value ("Voting Stock") of StorageNetworks, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), indicated on Schedule 1 hereto opposite the name of each such Shareholder in the Voting Trustee in accordance with the terms of this Agreement;

     WHEREAS, each Shareholder intends to deposit such shares of Voting Stock owned by such person in the voting trust created by this instrument; and

     WHEREAS, each Shareholder desires to appoint GS Capital Partners III, L.P. as its agent with respect to certain matters contained in this Agreement;

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein contained, a voting trust with respect to such shares of Voting Stock being hereby created and established subject to the following terms and conditions (the "Voting Trust"), it is hereto expressly agreed as follows:

     SECTION 1. REGISTRATION OF VOTING TRUST STOCK. Each Shareholder agrees to deposit with the Voting Trustee the certificates representing the shares of Voting Stock indicated on Schedule 1 opposite the name of such Shareholder together with a duly executed stock power conveying such shares to the Voting Trustee, with all transfer tax stamps affixed, if required, who shall hold such shares as shareholder of record subject to the terms of this Agreement. The Voting Trustee shall present each such certificate and stock power to the Company's transfer agent (the "Transfer Agent") for registration of the Voting Trustee in the Company's stock records as shareholder of record (such shares of Voting Stock and any other shares of Voting Stock or other voting securities of the Company that may in the future be deposited in the Voting Trust being the "Voting Trust Stock"). The Voting Trustee shall have the Transfer Agent record in the Company's stock records that the shares of Voting Trust Stock transferred or issued to the Voting Trustee were transferred or issued pursuant to this Agreement.

     SECTION 2.  STOCK CERTIFICATES.

     (a) On all certificates representing Voting Trust Stock, in addition to any legend required pursuant to any other agreement, the following legend shall conspicuously appear:

     "The shares of common stock evidenced by this certificate are subject to certain restrictions contained in the Voting Trust Agreement, dated as of
                , 2000, among United States Trust Company of New York, as Voting Trustee, GS Capital Partners III, L.P., GS Capital Partners Offshore, L.P., Goldman, Sachs & Co. Verwaltungs GmbH, and Stone Street Fund 1999, L.P., as shareholders, and GS Capital Partners III, L.P., as Shareholders' Representative, as such agreement may be amended, supplemented or otherwise modified from time to time (the "Voting Trust Agreement"). By accepting this certificate, the holder hereof agrees to be bound by all of the provisions of such agreement, which agreement is available for inspection by the holder hereof at the principal office of the StorageNetworks, Inc. during regular business hours."

     (b) Upon withdrawal of shares of Voting Trust Stock from the Voting Trust in accordance with Section 8(c) or Section 14 of this Agreement or otherwise, the certificates representing such shares shall be delivered to the Transfer Agent in exchange for new certificates without the legend set forth in subsection (a) of this Section, and such new certificates shall be delivered to the Voting Trustee for prompt delivery to the holder of the corresponding Voting Trust Certificates pursuant to Section 8(c).

     SECTION 3.  ISSUANCE OF VOTING TRUST CERTIFICATES.

     (a) Promptly after the deposit of shares by the Shareholders with the Voting Trustee as provided in Section 1 hereof, the Voting Trustee shall issue and deliver to each of the Shareholders voting trust certificates substantially in the form set forth in Exhibit A annexed hereto (each such certificate, a "Voting Trust Certificate"), the terms of which exhibit are herein incorporated by reference, for the shares deposited with and transferred to the Voting Trustee. Each Voting Trust Certificate issued pursuant to the provisions hereof shall be transferable only pursuant to Section 14(a) hereof, and each Shareholder hereby agrees not to otherwise transfer any Voting Trust Certificate held by it. Except as otherwise provided herein, all options, rights of purchase and other powers and privileges, including all registration rights, all economic rights and benefits and all transfer rights, affecting the Voting Trust Stock represented by a Voting Trust Certificate shall attach to such Voting Trust Certificate.

     (b) The Voting Trustee shall keep a record on its books of the name and address of each holder of a Voting Trust Certificate and the number of shares of Voting Trust Stock beneficially owned by such holder.

     (c) Should any Voting Trust Certificate be mutilated or be lost, destroyed or stolen, the Voting Trustee may, in its uncontrolled discretion, issue and deliver in exchange therefor and upon cancellation of such mutilated certificate or in lieu of such lost, destroyed or stolen certificate a new Voting Trust Certificate representing the same number of shares, upon production of evidence of such loss, destruction or theft, satisfactory to the Voting Trustee and upon receipt of indemnity satisfactory to it.

     SECTION 4.  VOTING OF THE VOTING TRUST STOCK.

     (a) The Voting Trustee shall have the exclusive right to exercise, in person or by its nominees or proxies or by written consent, all voting rights and powers, including without limitation those granted under the Delaware General Corporation Law or any successor statute (the "DGCL"), in respect of or otherwise pertaining to all Voting Trust Stock deposited hereunder, and to take part in, or consent to, any corporate or shareholder action of any kind whatsoever permissible under the DGCL (including, without limitation, calling such meetings and taking such other actions as may be permitted under the Company's Certificate of Incorporation and By-laws), in all such cases subject to the provisions of this Agreement.

     (b) The holders of the Voting Trust Certificates agree that (i) in voting the Voting Trust Stock in accordance with the provisions of this Agreement, the Voting Trustee shall incur no liability except for its own gross negligence or willful misconduct and (ii) to the fullest extent permitted by law, neither the Voting Trustee nor any employee or agent of the Voting Trustee shall be liable for the consequences of any vote cast, or consent given by the Voting Trustee, or any other action taken or omitted to be taken by the Voting Trustee, in good faith, except for any liability resulting from its gross negligence or willful misconduct. To effect the foregoing (and to avoid any potential timing problems which might otherwise be caused if the Voting Trustee were required to wait until all votes are tallied before voting the Voting Shares), the Voting Trustee may give instructions to the Company to the effect that the Voting Shares are being voted on such matter "as per the majority vote of all other shares actually cast" or "on a pro rata basis proportionate to all other votes actually cast."

     (c) The Voting Trustee shall vote the Voting Trust Stock with the majority vote of all shares, other than Voting Trust Stock, actually cast on the particular matter, except:

          (i) with respect to the election of members of the board of directors of the Company, the Voting Trust Stock shall be voted on a pro rata basis proportionate to all other votes actually cast in such election;

          (ii) with respect to matters subject to the provisions of Section 203 of the DGCL requiring approval by a specified percentage of disinterested shareholders, or the equivalent section of any successor statute, the Voting Trustee shall abstain from voting the Voting Trust Stock;

          (iii) with respect to any matters that under current or future Delaware law or under the Certificate of Incorporation or By-laws of the Company require approval by (A) a supermajority of shareholder votes actually cast, (B) a majority or supermajority of all outstanding shares, or (C) a majority or supermajority of all outstanding shares of a particular class which class includes the Voting Trust Stock, the Voting Trust Stock shall be voted on a pro rata basis proportionate to all other votes actually cast; and

          (iv)  with respect to any other matters not covered by (i), (ii) or
(iii) above that under current or future Delaware law require approval by a class of outstanding shares of the Company, which class includes the Voting Trust Stock, the Voting Trust Stock shall be voted with the majority of all shares of such class, other than Voting Trust Stock, actually voting on the particular matter.

     (d) The Voting Trustee shall take all necessary action to ensure that the Voting Trust Stock is represented at all shareholder meetings of the Company such that the Voting Trust Stock is counted as present for purposes of determining the existence of a quorum at such meeting under the DGCL and the Company's Certificate of Incorporation and By-laws, provided however that this subsection (d) shall not obligate the Voting Trustee to vote on any matter.

     SECTION 5.  DIVIDENDS, ETC.

     (a) Except as provided by Section 8 of this Agreement, the Voting Trustee shall receive and hold, subject to the terms of this Agreement, certificates for shares of Voting Stock of the Company as well as any other securities entitled to vote issued by way of dividend, stock split, split-up, reorganization, merger, consolidation or any other change or adjustment upon or with respect to the Voting Trust Stock and shall issue and deliver Voting Trust Certificates therefor to the registered holders of Voting Trust Certificates in proportion to their holdings of Voting Trust Certificates as shown on the books of the Voting Trustee.

     (b) The Voting Trustee shall distribute all cash dividends declared and paid on the Voting Trust Stock and any other securities not entitled to vote declared and delivered on the shares held by it hereunder to the registered holders of the Voting Trust Certificates in proportion to their respective interest therein as shown on the books of the Voting Trustee.

     SECTION 6. SUBSCRIPTION. In the event any shares or other securities of the Company are offered for subscription to the holders of the shares held by the Voting Trustee, the Voting Trustee shall promptly upon receipt of notice of said offer mail a copy thereof to each registered Voting Trust Certificate holder. Provided the Voting Trustee receives in due time a request from such registered Voting Trust Certificate holders to subscribe for such shares or other securities together with a certified or cashiers' check for the requisite sum of money for the subscription of such shares or other securities, the Voting Trustee shall make such subscription and payment and, upon receipt from the Company of the certificates for shares or other securities so subscribed for, the Voting Trustee shall issue to such holders a Voting Trust Certificate in respect thereof, if the same are Voting Stock or other voting securities of the Company, but if the same are securities other than Voting Stock or other voting securities of the Company, the Voting Trustee shall deliver such securities to the registered Voting Trust Certificate holder on whose behalf the subscription was made.

     SECTION 7.  SUCCESSOR VOTING TRUSTEE.

     (a) The Voting Trustee may, at any time, resign by giving written notice to the registered holders of the Voting Trust Certificates to take effect 30 days thereafter or upon prior acceptance thereof by the registered holders of the Voting Trust Certificates.

     (b) In the event of resignation of the Voting Trustee, the successor Voting Trustee shall be such person as may be designated by the holders of Voting Trust Certificates representing a majority of the Voting Trust Stock.

     (c) Notwithstanding the provisions of Section 7(b) hereof, no person designated as a successor Voting Trustee shall serve as a Voting Trustee hereunder until such person has agreed in writing to be bound by the obligations contained in this Agreement whereupon such successor Voting Trustee shall succeed to and become vested with all the rights, powers, privileges and duties of a Voting Trustee under this Agreement.

     SECTION 8.  TERMINATION.

     (a) This Agreement shall become effective upon the date hereof and continue in effect until terminated according to subsection (b) of this Section or until all Voting Trust Stock has been withdrawn from the Voting Trust pursuant to this Agreement.

     (b) This Agreement may not be terminated and the Voting Trust shall be irrevocable (and any attempt to revoke the Voting Trust shall constitute a breach of this Agreement) as set forth in subsection (a) of this Section, except as follows:

          (i) the Voting Trust shall be revoked and this Agreement shall terminate if, at the written request of the Shareholders' Representative, a majority of the board of directors of the Company votes to revoke the Voting Trust and terminate this Agreement, provided that such majority must include Mr. Randall Blumenthal if he is a member of the board of directors at the time of the vote;

          (ii) upon the sale, assignment or other transfer of Voting Trust Stock to someone other than Goldman, Sachs & Co., an affiliate of Goldman, Sachs & Co., a Shareholder or an affiliate of a Shareholder (for purposes of this Agreement, "affiliate" shall mean any person who, as determined by the Shareholders' Representative, directly or indirectly, controls, is controlled by or is under common control with a Shareholder or affiliate thereof, and "control" shall mean the ability to direct the actions and policies of that person through ownership or otherwise), then as to such transferred shares the Voting Trust shall be revoked and this Agreement shall terminate, and the relevant Voting Trust Certificates shall immediately be surrendered to the Voting Trustee in exchange for their corresponding shares of Voting Trust Stock in accordance with subsection (c) of this Section;

          (iii) the Voting Trust shall be revoked and this Agreement shall terminate upon the written request of the Shareholders' Representative delivered to the Voting Trustee and the other holders of Voting Trust Certificates in the event any of the following occurs:

               (A) the Company files for bankruptcy or otherwise voluntarily seeks protection from creditors, or is adjudged to be insolvent or is subject to an involuntary petition in bankruptcy not dismissed within 60 days;

               (B) a proposal is submitted to the shareholders of the Company to approve a merger or other business combination in which holders of Voting Trust Certificates will receive securities issued by someone other than the Company;

               (C) if the Voting Trust Stock represents less than 5% of the issued and outstanding Voting Stock; or

               (D) Mr. Randall Blumenthal shall cease to be a member of the Company's board of directors.

          (c) Upon the termination of this Agreement or upon the withdrawal of shares from the Voting Trust as provided in this Agreement, the Voting Trustee shall promptly act to comply with Section 2(b) hereof, and, in exchange for and upon surrender of the Voting Trust Certificates, shall deliver to the respective holders thereof or with respect to shares so withdrawn, as the case may be, the new certificates for shares of the Company received from the Transfer Agent registered in the respective names of the holders, or as otherwise directed by the holders, conveying such shares in exchange for such Voting Trust Certificates; provided, however, that prior to delivery of such certificates by the Voting Trustee, the holders of the Voting Trust Certificates shall deposit with the Voting Trustee the cost of any stamp tax or other tax payable in connection with the transfer of shares.

     SECTION 9. COMPENSATION. The Voting Trustee shall be paid an initial fee of $7,500 on the date hereof and an annual fee of $7,500 in advance on the date hereof and each anniversary thereafter until this Agreement is terminated or a successor Voting Trustee is appointed pursuant to Section 7 hereof. In addition, the Voting Trustee shall have the right to incur and pay such reasonable expenses and disbursements and to employ such counsel as it may deem necessary and proper in the performance of its duties hereunder. Any and all such fees, expenses or disbursements incurred shall be charged pro rata to the holders of the Voting Trust Certificates and each of such holders agrees to assume and pay its pro rata share of such charges and expenses.

     SECTION 10.  CONCERNING THE VOTING TRUSTEE.

     (a) The Voting Trustee shall have all requisite power, authority and discretion as shall be necessary or appropriate to enable it to take all such actions as such Voting Trustee is required to take pursuant to this Agreement. Except as otherwise provided in Section 4(b) hereof, the Voting Trustee shall have no liability hereunder except for its own gross negligence or willful misconduct.

     (b) The Voting Trustee may consult with any counsel, banker, broker, accountant or other professional adviser satisfactory to it and the written opinion of such person shall be full and complete authorization and protection in respect of any reasonable action taken, omitted to be taken or suffered by it hereunder in good faith and in accordance with such opinion.

     (c) The Voting Trustee shall be protected and shall incur no liability for, or in respect of, any action taken or omitted to be taken or anything suffered by it in reliance upon any notice, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by him to be genuine and to have been presented or signed by the proper parties.

     (d) The Voting Trustee shall be obligated to perform such duties and only such duties as are herein specifically set forth, and no implied duties or obligations shall be read into this Agreement. The Voting Trustee shall not be under any obligation (i) to take any action hereunder which may tend to involve it in any expense or liability for which, in its reasonable opinion, the Voting Trustee believes it will not be reimbursed and (ii) to give a bond or other security for the faithful performance of its duties as such.

     (e) Nothing herein contained shall disqualify the Voting Trustee from dealing or contracting with the Company or any of its subsidiaries with respect to any matter or thing whatsoever. The Voting Trustee, any affiliate of the Voting Trustee, or any firm of which the Voting Trustee may be a member and any corporation of which the Voting Trustee may be a shareholder, director or officer, as the case may be, may deal and contract with the Company or any of its subsidiaries with respect to any matter or thing and be or become interested in a matter or transaction in which the Company or any of its subsidiaries has an interest, and the Voting Trustee or such other person, as the case may be, shall not be responsible to the Company or any of its subsidiaries or to any shareholder thereof for any profit realized by, from or through any such transaction or contract.

     SECTION 11.  INDEMNIFICATION.

     (a) The holders of the Voting Trust Certificates, jointly and severally, covenant and agree to indemnify and hold harmless the Voting Trustee and its directors, officers, employees and agents (each an "Indemnified Party"), without duplication, from and against any and all claims, damages, losses, liabilities, obligations, actions, suits, costs, disbursements and expenses (including reasonable fees and expenses of counsel) incurred by any Indemnified Party arising out of, from, or in conjunction with the Voting Trustee's execution of or performance or inaction under this Agreement, except to the extent such claim, damage, loss, liability, obligation, action, suit, cost, disbursement or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct.

     (b) The indemnities set forth in this Section shall be in addition to any other obligations or liabilities of the holders of the Voting Trust Certificates hereunder or at common law or otherwise and shall survive the termination of this Agreement.

     SECTION 12.  OTHER OBLIGATIONS OF THE VOTING TRUSTEE AND THE COMPANY.

     (a) The Voting Trustee shall file a copy of this Agreement in the principal office of the Company. The Company shall keep such copy open to the inspection of any shareholder of the Company, or any beneficiary of the Voting Trust, daily during business hours at such principal office.

     (b) The Voting Trustee shall give written notice to the holders of the Voting Trust Certificates if a meeting of the Company's shareholders is called at which the Voting Trustee shall be asked to vote, or if in lieu of such meeting the Voting Trustee shall be asked to act by written consent, on any corporate action requiring approval of the Company's shareholders. Such notification shall be delivered immediately after the Voting Trustee receives notice of any such meeting of the Company's shareholders or any such proposed action by written consent. Such notification need not be given by the Voting Trustee to any holder of a Voting Trust Certificate who also owns other shares of Voting Stock and is thereby entitled to such notice directly from the Company. The Company shall in a timely manner give the Voting Trustee all information it reasonably needs to vote the Voting Stock pursuant to Section 4.

     SECTION 13. SHAREHOLDERS' REPRESENTATIVE. The Shareholders and each of them hereby appoint the Shareholders' Representative as their agent to act with respect to certain matters set forth in this Agreement, and the Shareholders' Representative hereby accepts such appointment. The Shareholders' Representative shall have no liability hereunder to the Shareholders or any of them for any action taken or inaction by it with respect to this Agreement.

     SECTION 14.  TRANSFER OF VOTING TRUST CERTIFICATES AND VOTING TRUST STOCK.

     (a) Voting Trust Certificates are non-transferable except to Goldman, Sachs & Co., an affiliate of Goldman, Sachs & Co., a Shareholder, or an affiliate of a Shareholder, provided that any such transferee first becomes a party to this Agreement, and provided further that no such transfer shall be effective unless, if requested by the Voting Trustee, the transferor, at its own expense, provides the Voting Trustee with a written opinion of legal counsel reasonably acceptable to the Voting Trustee that such transfer does not violate the securities laws of the United States of America or of any State thereof. In the event of any transfer pursuant to this subsection (a) of this Section, the Voting Trust Stock represented by the transferred Voting Trust Certificates shall at all times remain subject to the Voting Trust and this Agreement.

     (b) Each Shareholder shall have the right to sell, transfer, pledge or otherwise dispose of the Voting Trust Stock beneficially owned by such Shareholder represented by its Voting Trust Certificates provided however that no transfer of Voting Trust Stock to Goldman, Sachs & Co., any affiliate of Goldman, Sachs & Co., any Shareholder or any affiliate of a Shareholder, shall be effective unless such transferee first becomes a party to this Agreement and provided further that such transfer shall not constitute a withdrawal of such Voting Trust Stock from the Voting Trust and such Voting Trust Stock shall continue to be subject to the Voting Trust and this Agreement. Upon any transfer (other than a transfer to Goldman, Sachs & Co., any affiliate of Goldman, Sachs & Co., any Shareholder or any affiliate of a Shareholder) pursuant to this subsection (b) purporting to transfer the Shareholder's entire interest in the relevant shares of Voting Trust Stock whether by sale, gift or foreclosure or otherwise, such shares shall be withdrawn from the Voting Trust and the provisions of Section 2(b) and Section 8(c) shall apply, and thereafter this Agreement shall terminate as concerning such Voting Trust Stock (and such withdrawn shares shall no longer be considered Voting Trust Stock for purposes of this Agreement).

     SECTION 15. AMENDMENTS. This Agreement may not be amended, supplemented or otherwise modified except in a writing signed by or on behalf of the Voting Trustee and the Shareholders' Representative. If this Agreement shall be amended, the Voting Trustee shall file a copy of the instrument effecting such amendment in the principal office of the Company.

     SECTION 16. NOTICES. All notices, consents, approvals and other communications given or made pursuant hereto shall be in writing and shall be
(a) delivered personally against receipt thereof, (b) sent by overnight courier,
(c) transmitted by telecopier or (d) sent by registered or certified mail (postage prepaid, return receipt requested), in each case to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

     (a)  if to the Voting Trustee:

          United States Trust Company of New York
          114 West 47th Street, 25th Floor
          New York, NY 10036
          Tel:  (212) 852-1673
          Fax:  (212) 852-1627
          Attention:  Corporate Business Unit

     (b) if to the holder of a Voting Trust Certificate, to such holder at the address appearing on the record of beneficial owners maintained by Voting Trustee or to such other address as may be specified from time to time by written notice given to the Voting Trustee by such holder; and

     (c)  if to the Shareholders' Representative:

          GS Capital Partners III, L.P.
          85 Broad Street
          New York, NY 10004
          Tel.:  (212) 902-1000
          Fax:  (212) 902-3000
          Attention:  Ben Adler

     (d)  if to the Company:

          StorageNetworks, Inc.
          100 Fifth Avenue
          Waltham, MA 02451
          Tel:  (781) 434-6700
          Fax:  (781) 434-6211
          Attention:  Dean J. Breda, General Counsel

     (e)  if to the Transfer Agent:

          American Stock Transfer and Trust Company

     All such notices, consents, approvals and other communications shall be deemed to have been given on (x) the date of receipt if delivered personally or by overnight courier, (y) the date of transmission with confirmation answerback if transmitted by telecopier and if received during business hours at the place of receipt, otherwise the next business day or (z) the second day following posting if transmitted by mail unless addressed to the Company in which case the seventh day following posting.

     SECTION 17. SEVERABILITY. If any provision of this Agreement shall be held to be invalid, illegal or unenforceable, in whole or in part, under the laws of the State of Delaware, such invalidity, illegality or enforceability shall not in any way whatsoever affect the validity of the other provisions of this Agreement and such other provisions shall remain in full force and effect.

     SECTION 18. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. One or more counterparts of this document may be delivered via telecopier, with the intention that they shall have the same effect as an original, executed counterpart hereof.

     SECTION 19. COMPANY AGREEMENT. The Company agrees to use its reasonable efforts to cause the Transfer Agent to record in the Company's stock records transfers of shares permissible or required hereunder and deliver new stock certificates pursuant to Section 2(b) of this Agreement. The Company shall maintain a copy of this Agreement at its principal place of business for inspection by shareholders or beneficiaries of the Voting Trust during regular business hours.

     SECTION 20. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might be applied under applicable principles of conflicts of laws.

     SECTION 21. JURISDICTION. The Voting Trustee and the Shareholders and each of them (the "Submitting Parties"), to the extent not already subject to such jurisdiction, hereby irrevocably submit to the non-exclusive jurisdiction of any New York or United States federal court sitting in the Borough of Manhattan, New York City, New York, United States of America, and any appellate court therefrom, over any suit, action or proceeding brought by any Submitting Party arising out of or based upon this Agreement. Each of the Submitting Parties waives any objection to any such suit, action or proceeding in such courts whether on the grounds of venue, residence or domicile or on the ground that such proceeding has been brought in an inconvenient forum.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                         GS CAPITAL PARTNERS III. L.P.,
                         as shareholder and as Shareholders' Representative


                         By:______________________________
                              Name:
                              Title:


                         GS CAPITAL PARTNERS OFFSHORE, L.P.,
                         as shareholder


                         By:______________________________
                              Name:
                              Title:


                         GOLDMAN, SACHS & CO. VERWALTUNGS GMBH, as shareholder


                         By:______________________________
                              Name:
                              Title:


                         STONE STREET FUND 1999, L.P., as shareholder

                         By:  STONESTREET EMPIRE CORP., its general partner


                         By:______________________________
                              Name:
                              Title:


                         UNITED STATES TRUST COMPANY
                         OF NEW YORK, as Voting Trustee


                         By:______________________________
                              Name:
                              Title:

     StorageNetworks, Inc. hereby agrees to the provisions of Section 2, Section 8(b)(i), Section 12, Section 19 and Section 20 of this Agreement and solely for such purpose has duly executed this agreement on the date first above written.


                         StorageNetworks, INC.


                         By:______________________________
                              Name:
                              Title:

                                   SCHEDULE 1

                                     TO THE

                             VOTING TRUST AGREEMENT

-----------------------------------------------------------------------------
                              SHARE OF COMMON STOCK        PERCENTAGE OF
                              DEPOSITED WITH THE VOTING    OUTSTANDING COMMON
SHAREHOLDER                   TRUSTEE                      STOCK
-----------------------------------------------------------------------------
GS Capital Partners III,
 L.P.
---------------------------------------------------------------------------
GS Capital Partners
 Offshore, L.P.
---------------------------------------------------------------------------
Goldman, Sachs & Co.
 Verwaltungs GmbH
---------------------------------------------------------------------------
Stone Street Fund 1999,
 L.P.
---------------------------------------------------------------------------

Percentages may not sum due to rounding.

                                   EXHIBIT A

                                     TO THE

                             VOTING TRUST AGREEMENT


                                    Form of
                            Voting Trust Certificate

Certificate No.


THE COMMON STOCK EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS CONTAINED IN THE VOTING TRUST AGREEMENT, DATED AS OF
               , 2000, AMONG UNITED STATES TRUST COMPANY OF NEW YORK, AS VOTING TRUSTEE, GS CAPITAL PARTNERS III, L.P., GS CAPITAL PARTNERS OFFSHORE, L.P., GOLDMAN, SACHS & CO. VERWALTUNGS GMBH, AND STONE STREET FUND 1999, L.P., AS SHAREHOLDERS, AND GS CAPITAL PARTNERS III, AS SHAREHOLDERS' REPRESENTATIVE, AS SUCH AGREEMENT MAY BE AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME (THE "VOTING TRUST AGREEMENT"). BY ACCEPTING THIS CERTIFICATE, THE HOLDER HEREOF AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF SUCH AGREEMENT, WHICH AGREEMENT IS AVAILABLE FOR INSPECTION BY THE HOLDER HEREOF AT THE PRINCIPAL OFFICE OF THE COMPANY DURING REGULAR BUSINESS HOURS.

THIS VOTING TRUST CERTIFICATE IS NOT TRANSFERABLE EXCEPT IN CERTAIN LIMITED CIRCUMSTANCES DESCRIBED IN THE VOTING TRUST AGREEMENT.

                            Voting Trust Certificate

                                      for

          __________ shares of Common Stock, $.01 par value per share of

                 StorageNetworks, Inc., a Delaware corporation

     THIS IS TO CERTIFY THAT, upon the termination of a certain Voting Trust established by a Voting Trust Agreement, dated as of _______________, 2000 (the "Agreement"), by and among United States Trust Company of New York, as Voting Trustee, GS Capital Partners III, L.P., GS Capital Partners Offshore, L.P., Goldman, Sachs & Co. Verwaltungs GmbH, and Stone Street Fund 1996, L.P., as shareholders, and GS Capital Partners III, L.P., as Shareholders' Representative, pursuant to which this certificate has been issued,_______________________, as the registered holder of this certificate will be entitled to receive certificates for the shares hereinabove specified (the "Shares"), expressed to be fully paid and nonassessable, and to be listed in the stock records of StorageNetworks, Inc. (the "Company") as the shareholder of record with respect to the Shares. Prior to the actual delivery of such certificate, the Voting Trustee, with respect to any and all of the Shares, shall possess and be entitled to exercise, in the manner and to the extent provided in the Agreement, all of the rights of every kind of the holder of this certificate, including the right to vote and to take part in, or to consent to any corporate or shareholders' action, it being expressly stipulated that no right to vote, or take part in, or to consent to any corporate or shareholders' action, shall pass by, or under, this certificate. Prior to the termination of the Agreement, the registered holder of this certificate shall be entitled to receive any dividends or other distributions of cash or other property or securities, other than Voting Stock (as defined in the Agreement) and other voting securities of the Company, if any, collected by the Voting Trustee upon a like number of the Shares standing in its name.

     This certificate (i) is not transferable in limited circumstances set forth in Section 14(a) of the Voting Trust Agreement and (ii) is not valid unless signed by the Voting Trustee. The holder hereof, by accepting this certificate, manifests its consent that the undersigned Voting Trustee may treat the registered holder hereof as the true owner for all purposes.

     IN WITNESS WHEREOF, the undersigned Voting Trustee has caused this certificate to be signed as of the [____] day of [_______], 2000.


                                   UNITED STATES TRUST COMPANY OF NEW YORK, not in its individual capacity, but solely as Voting Trustee



                                   By:______________________________
                                        Name:
                                        Title:

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